CONTINGENCIES	12 Months Ended
Jan. 01, 2022
Contingencies
CONTINGENCIES
NOTE

8. CONTINGENCIES
Legal Proceedings
We are involved in various lawsuits, claims, inquiries, and other regulatory and compliance matters, most of which are routine to the nature of our business. When it is probable that a loss will be incurred and where a range of the loss can be reasonably estimated, the best estimate within the range is accrued. When the best estimate within the range cannot be determined, the low end of the range is accrued. The ultimate resolution of these claims could affect future results of operations should our exposure be materially different from our estimates or should liabilities be incurred that were not previously accrued. Potential insurance reimbursements are not offset against potential liabilities.
We are currently party to a litigation in which ADASA Inc. (“Adasa”), an unrelated third party, alleged that certain of our radio-frequency identification (“RFID”) products infringed on its patent. We recorded a contingent liability related to this matter in the second quarter of 2021 in the amount of $26.6 million based on a jury verdict issued on May 14, 2021.
During the third quarter of 2021, the first instance judgment associated with the jury verdict was issued. This resulted in additional potential liability of $35.8 million for, among other things,

royalties on a higher number of tags and royalties on tags sold after March 31, 2021. We did not increase the contingent liability we recorded for this additional potential liability. With continued evaluation of the matter and our defenses, as well as consultation with our outside counsel, we continue to believe that
Adasa’s
patent is invalid and that, even if valid, we have not
infringed it, and that the royalty rate used as the basis for the jury’s determination is unreasonable under prevailing industry standards, as well as that any liability related to this matter would be substantially lower than that which is reflected in either the jury verdict or the first instance judgment. On October 22, 2021, we appealed the judgment to the United States Court of Appeals for the Federal Circuit and continue to believe meritorious defenses exist to significantly reduce the liability we currently have recorded.
As our appeal is still pending, we
maintained our current contingent liability of $26.6 million for this matter as a reasonable estimate within the range of probable outcomes.

We have largely completed our migration to alternative encoding methods used in our other RFID tags.
Because of the uncertainties associated with claims resolution and litigation, future expenses to resolve these matters could be higher than the liabilities we have accrued; however, we are unable to reasonably estimate a range of potential expenses. If information were to become available that allowed us to reasonably estimate a range of potential expenses determined to be probable in an amount higher or lower than what we have accrued, we would adjust our accrued liabilities accordingly. Additional lawsuits, claims, inquiries, and other regulatory and compliance matters could arise in the future. The range of expenses for resolving any future matters would be assessed as they arise; until then, a range of potential expenses for such resolution cannot be determined. Based upon current information, we believe that the impact of the resolution of these matters would not be, individually or in the aggregate, material to our financial position, results of operations or cash flows.
Environmental Expenditures
Environmental expenditures are generally expensed. When it is probable that a loss will be incurred and where a range of the loss can be reasonably estimated, the best estimate within the range is accrued. When the best estimate within the range cannot be determined, the low end of the range is accrued. The ultimate resolution of these matters could affect future results of operations should our exposure be materially different from our estimates or should liabilities be incurred that were not previously accrued. Potential insurance reimbursements are not offset against potential liabilities. We review our estimates of the costs of complying with environmental laws related to remediation and cleanup of various sites, including sites in which governmental agencies have designated us as a potentially responsible party (“PRP”). Environmental expenditures for newly acquired assets and those that extend or improve the economic useful life of existing assets are capitalized and amortized over the shorter of the estimated useful life of the acquired asset or the remaining life of the existing asset.
As of January 1, 2022, we have been designated by the U.S. Environmental Protection Agency (“EPA”) and/or other responsible state agencies as a PRP at twelve waste disposal or waste recycling sites that are the subject of separate investigations or proceedings concerning alleged soil and/or groundwater contamination. No settlement of our liability related to any of these sites has been agreed upon. We are participating with other PRPs at these sites and anticipate that our share of remediation costs will be determined pursuant to agreements that we negotiate with the EPA or other governmental authorities.
These estimates could change as a result of changes in planned remedial actions, remediation technologies, site conditions, the estimated time to complete remediation, environmental laws and regulations, and other factors. Because of the uncertainties associated with environmental assessment and remediation activities, our future expenses to remediate these sites could be higher than the liabilities we have accrued; however, we are unable to reasonably estimate a range of potential expenses. If information were to become available that allowed us to reasonably estimate a range of potential expenses determined to be probable in an amount higher or lower than what we have accrued, we would adjust our environmental liabilities accordingly. In addition, we may be identified as a PRP at additional sites in the future. The range of expenses for remediation of any future-identified sites would be addressed as they arise; until then, a range of expenses for such remediation cannot be determined.
The activity related to our environmental liabilities in 2021 and 2020 was as follows:

(In millions)	2021	2020
Balance at beginning of year	$21.1	$21.4
Charges, net of reversals	2.9	3.0
Payments	(2.1)	(3.3)
Balance at end of year	$21.9	$21.1
Approximately $2 million and $9 million, respectively, of the balance was classified as short-term and included in “Other current liabilities” in the Consolidated Balance Sheets as of January 1, 2022 and January 2, 2021.